                        SIXTH AMENDMENT AND AGREEMENT TO
                                 LOAN AGREEMENT

         This Sixth Amendment and Agreement to Loan Agreement is made as of the ___________ day of ___________________, 2000, by and between FLEET BANK, N. A., a national banking association ("Fleet"); and BANK LEUMI USA, formerly known as Bank Leumi Trust Company of New York, a New York banking corporation ("Bank Leumi"; Fleet and Bank Leumi are hereinafter referred to together as the "Banks"); and LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation (the "Borrower").

                                WITNESSETH THAT:

         WHEREAS, Fleet extended a term loan to Lazare Kaplan Japan, Inc., a corporation ("Lazare Kaplan Japan") organized under the laws of Delaware in the sum of One Billion One Hundred Million Japanese Yen ('Y'1,100,000,000) (the "Lazare Kaplan Japan Loan") which the Borrower assumed and for which the Borrower became jointly and severally liable; and

         WHEREAS, the Loan Agreement dated as of May 14, 1996, as amended from time to time (as amended, the "Loan Agreement") between the Banks and the Borrower was amended in order to reduce the availability of the revolving loan extended thereunder by the US Dollar equivalent of the outstanding principal balance of the Lazare Kaplan Japan Loan;

         WHEREAS, the parties desire to amend the Loan Agreement in order to reflect the fact that the Lazare Kaplan Japan Loan has been paid in full and in order to make other amendments to the Loan Agreement;

         NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. All capitalized terms used herein without definition shall have the definitions assigned by the Loan Agreement.

         2. Effective the date hereof, the definition of "Commitment" set forth in Article 1 of the Loan Agreement is amended in its entirety as follows:

               "Commitment: as to each Bank, the amount set forth opposite such Bank's name on the signature page hereof under the caption "Commitment", as such amount is subject to reduction in accordance with the terms hereof."

         3. Effective the date hereof, Section 7.1 of the Loan Agreement is amended by adding the following subparagraphs (l) and (m) to read in their entirety as follows:

               "(l) Indebtedness to Antwerspse Diamantbank N.V. in the maximum principal sum of Ten Million Dollars ($10,000,000); and

               (m) Indebtedness of Lazare Kaplan Japan, Inc. to ABN AMRO Bank N.V. in the initial maximum principal amount of the Japanese Yen equivalent of Ten Million US Dollars ($10,000,000)."

         4. Effective the date hereof, the first sentence of Section 7.3 of the Loan Agreement is amended in its entirety to read as follows:







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                  "Except as set forth on Schedule 7.1 hereto and except, with respect to the Guarantors, for the Guaranties, assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except
         (a) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (b) the guaranty by the Borrower of the obligations of Lazare Kaplan Japan, Inc. to ABN AMRO Bank N.V., which Indebtedness is permitted by the terms of Section 7.1(m) hereof."

         5. Effective the date hereof, Article 7 of the Loan Agreement is amended by adding a new Section 7.18 in its entirety to read as follows:

                  "Enter into any agreement with any other Person which prohibits or limits the Borrower's ability or right to grant any lien, encumbrance, security interest, purchase money security interest, or charge to the Lenders."

         6. All references to the "Loan Agreement" in the Loan Agreement, the Notes and in all documents executed or delivered in connection with the Loan Agreement shall from and after the effective date hereof refer to the Loan Agreement, as amended hereby.

         7. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

         8. The Borrower covenants and agrees to pay all out-of-pocket expenses, costs and charges incurred by the Banks (including reasonable fees and disbursements of counsel) in connection with the preparation and execution of this Sixth Amendment and Agreement to Loan Agreement.

         IN WITNESS WHEREOF, the undersigned parties have caused this Sixth Amendment and Agreement to Loan Agreement to be executed by their duly authorized officers as of the date first above written.

WITNESS:                                  LAZARE KAPLAN INTERNATIONAL INC.


______________________________            By:________________________________
                                             Title:


Commitment                                FLEET BANK, N.A.
$24,000,000

                                          By:_________________________________
                                             Title:


                                          By:_________________________________
                                             Title:



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Commitment:                                BANK LEUMI USA
$16,000,000

                                           By:_________________________________
                                              Title:


                                           By:_________________________________
                                              Title:

Acknowledged and Agreed to:
LAZARE KAPLAN EUROPE INC.


By:________________________________
Title:

LAZARE KAPLAN BELGIUM, N.V.


By:________________________________
Title:

LAZARE KAPLAN GHANA LTD.


By:________________________________
Title:

SUPREME GEMS N.V.


By:________________________________
Title:

LAZARE KAPLAN AFRICA, INC.


By:________________________________
Title:

LAZARE KAPLAN JAPAN, INC.


By:________________________________
Title:



                                      -3-